UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 1, 2019

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE
On May 1, 2019, MidWestOne Financial Group, Inc. (the “Company”) filed a Current Report on Form 8-K to report, among other things, under Item 2.01, the completion of its acquisition of ATBancorp, an Iowa corporation, which occurred on May 1, 2019. In that filing, the Company indicated that it would amend the Form 8-K within the time allowed for such filing to include the financial information required by Item 9.01. This amendment to the May 1, 2019 Current Report on Form 8-K is being filed to provide such financial information.
Item 9.01.    Financial Statements and Exhibits.
(a)    Financial Statements of Businesses Acquired.
The audited consolidated financial statements of ATBancorp as of December 31, 2018 and December 31, 2017 and for the years then ended, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, are filed as Exhibits 99.2 to this Form 8-K/A and incorporated by reference herein.
The audited consolidated financial statements of ATBancorp as of December 31, 2017 and December 31, 2016 and for the years then ended, together together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon, are filed as Exhibits 99.3 to this Form 8-K/A and incorporated by reference herein.
(b)    Pro Forma Financial Information.
The pro forma financial information required by this item is filed as Exhibit 99.4, and is incorporated herein by reference.
(d)    Exhibits.
Exhibit No.    Description
23.1Consent of Eide Bailly LLP
99.2Audited consolidated financial statements of ATBancorp as of December 31, 2018 and December 31,2017 and for the years then ended, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon.
99.3     Audited consolidated financial statements of ATBancorp as of December 31, 2017 and December 31,2016 and for the years then ended, together with the notes related thereto and the Report of Independent Registered Public Accounting Firm thereon.
99.4     Unaudited Pro Forma Combined Condensed Consolidated Financial Information as of December 31, 2018 and for the year ended December 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	May 1, 2019	By:	/s/ BARRY S. RAY
Barry S. Ray
Senior Executive Vice President and Chief Financial Officer